                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                  June 2, 1998



                             Wal-Mart Stores, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter)


      Delaware                     001-06991                    71-0415188
     ----------                   -----------                  ------------
  (STATE OR OTHER           (COMMISSION FILE NUMBER)           (IRS EMPLOYER
  JURISDICTION OF                                            IDENTIFICATION NO.)
   INCORPORATION)

                              702 S.W. 8th Street
                          Bentonville, Arkansas  72716
                          ----------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


              Registrant's telephone number, including area code:
                                 (501) 273-4000
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ITEM 5.  OTHER EVENTS.

     On June 2, 1998, Wal-Mart Stores, Inc. (the "Company") commenced an underwritten offering (the "Offering") of $500,000,000 aggregate principal amount of its Puttable Reset Securities PURSsm due June 1, 2018 (the "Bonds"), which Bonds were offered and sold pursuant to the Company's Registration Statement on Form S-3, Registration No. 33-53125 (the "1994 Registration Statement") and the Company's Registration Statement on Form S-3 , Registration Statement No. 333-52045 (the "1998 Registration Statement"), which offer and sale the Company consummated on June 8, 1998. The purpose of this Current Report on Form 8-K is: (i) to file with the Commission pursuant to the provisions of Section 13(a) of the Securities Exchange Act of 1934, as amended, the form of each Bond and the opinion of counsel to the Company relating to the issuance of the Bonds and (ii) to incorporate by reference in the 1994 Registration Statement and in the 1998 Registration Statement, the form of the Bond and such opinion of counsel.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     4.1  Form of the Company's 5.85% Puttable Reset Bond PURSsm due June 1,
          2018.

     5.1 Opinion of Hughes & Luce, L.L.P. as to the validity of the Bonds (which includes the consent of Hughes & Luce, L.L.P.

    23.1  Consent of Hughes & Luce, L.L.P. (included in Exhibit 5.1).

                                       1
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                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Dated:  June 8, 1998                 WAL-MART STORES, INC.



                                            By:  /s/ John B. Menzer
                                                 -------------------------
                                                 John B. Menzer,
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                       2
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                               INDEX TO EXHIBITS

 Exhibit
 Number                           Description
---------                        -------------

   4.1        Form of the Company's 5.85% Puttable Reset Bond PURSsm due June 1,
              2018.

   5.1 Opinion of Hughes & Luce, L.L.P. as to the validity of the Bonds (which includes Exhibit 23.1, the consent of Hughes & Luce, L.L.P.)

  23.1        Consent of Hughes & Luce, L.L.P. (included in Exhibit 5.1).

                                       3